Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C., SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this quarterly report of urban-gro, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2024, as filed with the Securities and Exchange Commission on February 18, 2025, (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 18, 2025	/s/ Bradley Nattrass
Bradley Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

Dated: February 18, 2025	/s/ Richard A. Akright
Richard A. Akright
Chief Financial Officer